Exhibit 10.18

                             BRIDGE LOAN AGREEMENT

ProtoSource Corporation (the "Company")
2300 Tulare Street, Ste 210
Fresno, California 93721

To:  Raymond Meyers, Chief Executive Officer

The undersigned (the "Lender") hereby promises to lend, as provided herein, the amount specified in Item 2 below in the Company. ProtoSource Corporation (the "Borrower") shall execute a series of notes in connection with the extension of credit made by various Lenders in the aggregate principal amount up to $750,000 (the "Credit"). In consideration of the extension of the Credit, each Lender shall receive shares of the Common stock in proportion to the amount of the Credit which is extended by such Creditor; the aggregate number of shares of Common Stock of the Borrower shall be up to 150,000 shares.

1. ACKNOWLEDGEMENT OF RECEIPT

     Lender hereby acknowledges receipt of a copy of the Company's Prospectus dated May 14, 1997, the Company's Form 10-QSB dated March 31, 1997, and the Company's Proxy Statement dated April 10, 1997, and the other documents relating to an investment in the Common Stock that were included therein or were received by the Lender from the Company or from another party acting on behalf of the Company prior to executing this Agreement (collectively, the "Offering Documents"). Terms used herein without definition shall have the meanings assigned thereto in the Offering Documents.

2. PAYMENT

     Subject to the terms and conditions set forth in the Offering Documents, the Lender is hereby required, together with other lenders, to lend the Company an amount not to exceed Seven Hundred Fifty Thousand ($750,000) Dollars. Such amount is to be raised on a Best Efforts basis and may be advanced immediately for use by the Company upon receipt of same. These loans, together comprising the Bridge Loan are to be made subject to the form or promissory Note attached hereto as Exhibit A. Andrew, Alexander, Wise & Company Incorporated (the "Placement Agent"), will transfer the loan amounts as received by the Lenders. Subsequent to the execution of the Bridge Loan, and subject to the approval of the National Association of Securities Dealers, Inc. ("NASD"), the Placement Agent intends to raise a minimum of Four Million ($4,000,000) Dollars through a secondary public offering of the Company's Shares, (the "Secondary Offering"). The Placement Agent will transfer the Subscription payment less ten percent (10%) sales commission and three percent (3%) non-accountable expense allowance earned in the placement of the Bridge Loan as such funds are received by said Placement Agent. In the event that the Subscription payment amount is received directly by the Company, the Company shall forward to Placement Agent any fees due in connection with such Subscription.

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3.  ACCEPTANCE OF LOAN

The Company has the right to accept or reject the Loan in whole or in part. This Agreement will be deemed to be accepted by the Company only when signed by the Company. Once accepted by the Company, this loan is irrevocable except (a) as required by applicable state securities laws, and (b) as otherwise provided in the Offering Documents.

4.  Lender UNDERSTANDS THAT:

     (a) No federal or state agency has made any finding or  determination as to
the  fairness  of  the  offering  for  investment,   or  any  recommendation  or
endorsement, of the Common Stock.

     (b) Lender's right to transfer all or any part of the Common Stock will be restricted for the reasons and in the manner set forth in the Offering Documents, and such Common Stock may not be transferred unless registered under the Securities Act of 1933, (the "Securities Act"), and any applicable state securities laws, or an exemption from such registration is available. Lender recognizes that the Company has not made any representations with respect to registration of the Common Stock under the Securities Act or any applicable state securities laws, other than set forth in Section 4(c) below, that the exemption afforded by Rule 144 under the Securities Act will be available, that there is an active current market for the Common Stock, and that a sale of the Common Stock by the Lender will accordingly be restricted.

     (c) The Company will use cause a registration statement under the Securities Act covering the Common Stock (the "Registration Statement") to be filed with the Commission upon the first to occur of (i) December 31, 1997; or
(ii) concurrently with the final closing date for the Secondary Offering, and will use its Best Efforts to cause such Registration Statement to become effective as soon as practicable. All expenses of the Registration Statement including, but not limited to, legal, accounting, printing and other related fees will be borne by the Company.

5. Lender HEREBY REPRESENTS, WARRANTS AND AGREES THAT:

     (a) Lender is acquiring the Common Stock for Lender's own account for investment and not for the account of others or with a view to distribution or resale of such Common Stock or any interest therein. Lender shall not sell, hypothecate or otherwise dispose of Common Stock except as permitted by the Offering Documents and unless such Common Stock is registered under the Securities Act and any applicable state securities laws or in the opinion of counsel, an exemption from the registration requirements of the Securities Act and any applicable state securities laws is available.

     (b) Lender is aware that Common Stock may not be liquidated readily in cases of emergency. Lender has adequate means of providing for Lender's current needs and possible personal contingencies and has no need for liquidity of this investment.

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     (c) Lender has  carefully  read and  understands  the terms of the Offering
Documents, and the Company has made available to Lender all other documents that Lender has requested relating to an investment in the Common Stock and has afforded Lender the opportunity to discuss the investment with and to ask questions of the Company and has provided answers to all of Lender's questions concerning the offering of Common Stock. The Company has also afforded Lender the opportunity to obtain any additional nonproprietary information necessary to verify the accuracy of any information in the Offering Documents. In evaluating the suitability of an investment in the Common Stock, Lender has not received or relied upon any representations or other information (whether oral or written) made by the Company other than as set forth in the Offering Documents or as contained in other documents supplied at the request of Lender as aforesaid.

     (d) Lender recognizes that an investment in the Common Stock involves certain risks and Lender has taken full cognizance of and understands all of the risk factors related to a purchase of the Common Stock, including, without limitation, those set forth in the "RISK FACTORS" attached hereto as Exhibit B.

     (e) Lender has not relied upon the Company for any tax or legal advise in connection with Lender's purchase of Common Stock, and Lender has consulted Lender's own adviser with respect to the tax and other legal aspects of the acquisition of Common Stock.

     (f) Lender will not duplicate or furnish copies of the Offering Documents to persons other than Lender's investment and tax advisors, accountants or legal counsel assisting Lender in the evaluation of the Common Stock.

     (g) Lender has such knowledge and experience in financial and business matters generally that Lender is capable of evaluating the meets and risks of an investment in the Common Stock. Lender, or Lender's professional advisor, has the capacity to protect Lender's concerns in connection with the purchase of Common Stock, and Lender is able to bear the economic risk of an investment in Common Stock.

     (h) Lender, if a corporation, partnership, trust or other entity, is duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization and has all powers and is authorized, has taken all required action, and otherwise has duly qualified to execute and perform this Agreement and to purchase and hold the Common Stock, and this Agreement has been duly executed and delivered by Lender and constitutes the legal, valid and binding obligation of Lender enforceable against Lender in accordance with its terms. The Individual signing this Agreement on behalf of Lender represents that he or she has full power and authority to execute and deliver this Agreement in such capacity and on behalf of Lender. Lender and/or the individual signing this Agreement on Lender's behalf will provide to the Company such information as its shall reasonable request to substantiate the foregoing. Lender has furnished to the Corporation:

     1. if the Lender is a corporation, the articles or certificate of incorporation and by-laws



                                     Page 3

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     of the Lender and a copy  (certified by the  secretary or other  authorized officer of the Lender) of appropriate corporate resolutions authorizing Lender's investment in the Common Stock;

     2.   if Lender is a trust, the trust agreement of Lender;

     3. if Lender is a partnership, the partnership agreement (or other evidence of due authorization to make Lender's investment in the Common Stock.

     (i) Lender, if executing this agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual for whom Lender is executing this Agreement, and such individual has full right and power to perform pursuant to this Agreement and become a shareholder of the Corporation.

     (j) Lender, if a corporation, partnership, trust or other entity, was not formed reformed or recapitalized for the specific purpose of investing in the Company.

     (k) Lender will make such additional representations and warranties and furnish such information regarding Lender's investment experience and financial position as the Company may reasonably require. All information that Lender has provided to the Company is correct and complete as of the date set forth below and if there should be any material change in the information set forth herein or in any other information provided to the Company prior to Lender's admission to the Company, Lender will immediately furnish such revised or corrected information to the Company.

     6. Lender understands the meaning and legal consequences of the representations and warranties and the restrictions and limitations on transfer contained in this Agreement and in the Offering Documents and hereby agrees to indemnify and hold harmless the Company, the Board members, and their affiliates, advisors, agents and employees, from and against any and all loss, damage or liability due to or arising out of any inaccuracy in or breach or any of those representations or warranties by Lender. Notwithstanding the provisions of this Section 6, however, no representation, warranty, acknowledgement or agreement made in this Agreement by Lender will in any manner be deemed to constitute a waiver of any rights granted to Lender under federal or state securities laws. Lender acknowledges specifically that the representations and warranties and understandings and agreements set forth in this Agreement will survive the date of this Agreement.

7.  CERTIFICATION OF STATUS AS AN ACCREDITED INVESTOR

     Lender certifies that Lender qualifies as an "accredited investor" within the meaning of Rule 501 (a) of Regulation D promulgated under the Securities Act, [for the reason set forth herein]. The Lender if an entity has checked the appropriate box below indicating Lender's status as an accredited investor:

                             (check applicable box)

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Certain Entities

[ ] (A) a bank, as defined in Section 3(a)(2) of the Act or a savings and loan company or other institution as defined in Section 3(a) (5) (A) of the Act;

[ ] (B) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

[ ]  (C) an insurance company as defined in Section 2(13) of the Act;

[ ] (D) an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) thereunder;

[ ] (E) A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

[ ] (F) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

[ ] (G) an organization described in Section 50l(c)(3) of the Internal Revenue Code of 1986, as amended, or a corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered in the offering in the offering, with total assets in excess of $5,000,000; or

[ ] (H) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered in the offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Act; or

[ ] (I) a corporation or partnership in which each and every shareholder of such corporation or each and every partner (including, in the case of a limited partnership, each and every limited partner) of such partnership is an "accredited investor" as such term is defined in Rule 501 (a) promulgated under the Act.

OTHER

[ ] (J) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

[ ] (K) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

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[ ]  (L) Any trust,  with total assets in excess of $5,000,000,  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described as having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making the sale that such purchaser comes within this description;

[X]  (M) Any entity in which all of the equity owners are accredited investors.

8.  CERTIFICATION OF STATUS AS A UNITED STATES PERSON

Lender hereby certifies under penalties of perjury that: (i) if Lender is a natural person, he or she is a citizen or resident of the United States, or (ii) if Lender is a partnership, corporation, trust or other entity, it was organized under the laws of one of the 50 States of the United States (or the laws of the District of Columbia).

9.  MISCELLANEOUS

     (a) Failure by the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and Lender, or delay by the Company in exercising the same, shall not operate as a waiver. No waiver by the Company shall be effective unless it is in writing and signed by the Company.

     (b) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict with such statute or rule of law and shall be deemed modified to conform therewith. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

     (c) Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when sent by registered or certified United States mail, postage prepaid, addressed to the party for whom intended at the address of such party as set forth below.

     (d) This Agreement is not transferable or assignable by Lender.

     (e) This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles (except insofar as affected by the state securities or "Blue Sky" laws of the jurisdiction in which the offerings described herein have been made). Lender understands that this Agreement (i) shall be binding upon Lender and Lender's legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns, (ii) shall survive Lender's admission as a shareholder of the Company; (iii) shall, if

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Lender consists of more than one person, be the joint and several obligations of all such persons; and (iv) may be executed by Lender and accepted by the Company in one or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

10. FOR NEW YORK RESIDENTS

     Lender understands that the offering of Common Stock has not been reviewed by the Attorney General of the State of New York because of the Company's representations that this is intended to be a non-public offering pursuant to Regulation D promulgated under the Securities Act, and that if all of the conditions and limitations of Regulation D are not complied with, the offering will be resubmitted to the Attorney General for amended exemption. Lender understands that any offering literature used in connection with this offering has not been pre-filed with the Attorney General and has not been reviewed by the Attorney General. The Common Stock is being purchased for Lender's own account for investment, and not for distribution or resale to others. Lender agrees that Lender will not sell or otherwise transfer the Common Stock unless an exemption from such registration is available. Lender represents that Lender has adequate means of providing for Lender's current needs and possible personal contingencies, and that Lender has no need for liquidity of this investment.

     All documents, records, and books pertaining to this investment have been made available for inspection by Lender's attorney and/or Lender's accountant and Lender, and the books and records of the Company will be available upon reasonable notice, for inspection by investors at reasonable hours at its principal place of business.

11.  FORM OF OWNERSHIP

     Please indicate the form of ownership you desire for the Common Stock;

     Individual (one signature required)
----
     Joint Tenants with Right of Survivorship (all parties must sign)
----
     Tenants in Common (all parties must sign)
----
     Tenants by the Entirety (all parties must sign)
----
     Community Property (one signature required if interest held in one name, i.e. managing spouse; two signatures required if interest is held in both names)
----
 X   Corporation (signature of authorized officer or officers required)
----
     Partnership (signature of general partner and any additional signatures required by partnership agreement required)
----


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     Trust (signature of trustee and any additional signatures required by trust instrument required)
----
     Other Entities (all signatures required by governing instrument required)
----


Please  PRINT  below the exact  name  (registration)  you  desire for the Common
Stock:

World Spirit Inc.
------------------------------


In WITNESS  WHEREOF,  Lender has executed this  Agreement  this 16th day of June
1997.

If Lender is a Natural Person:

------------------------------
(Signature of Lender)

------------------------------
(Name of Lender)
(Please Print of Type)


If Lender is not a Natural Person:

World Spirit Inc.
--------------------------------
(Type or Print Name of Corporation, Partnership, Trust or Other Entity)


--------------------------------
(Signature of Individual Signing)



(Capacity of Individual Signing on behalf of Corporation, Partnership, Trust or Other Entity)

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                 Investment Representation Letter and Agreement

                             Name: World Spirit Inc.

                        Address: 350 5th Ave., suite 6603
                            New York, New York 10018
                                  June 16, 1997


ProtoSource Corporation
2300 Tulare Street, Suite 210
Fresno, California 93721


I am receiving 50,000 (50,000) shares (the "Shares") of the common stock of ProtoSource Corporation, a California corporation (the "Company"), for no additional consideration, in connection with a concurrent loan by me to the Company. I understand and acknowledge that the Shares will be shares of the common stock of the Company.

In connection therewith, I hereby represent and certify to you and agree that:

     1. I am receiving the Shares for investment only and not with a view to their resale or distribution. I am not receiving the Shares as a result of any advertisement, general solicitation, public meeting or other public offering.

     2. I understand that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended (the"CSL"), and must be held by me indefinitely unless they are subsequently registered under the Act, and qualified under the CSL, or an exemption from such registration or qualification is available. I understand that the resale of such Shares will be restricted so that such resale may be made only in accordance with the appropriate exemptions (including holding such Shares for periods of time specified in Rule 144 promulgated under the Act and compliance with the other provisions thereof, if such exemption is available) under the Act and the CSL, or registration under the Act and qualification under the CSL.

     3. I am an accredited investor as that term is defined in Regulation D under the Act. Based upon my experience in business and as an investor, I am aware of the risks of an investment in restricted securities, and I have no need for any income from my investment. I am aware that the Hares may have no value now, and the Company has not made any representation as to their value now or in the future. I have such knowledge and experience in financial and business matters so that I am capable of assessing the merits and risks of acquiring the Shares. I have reviewed the Company's definitive prospectus dated May 14, 1997, the Company's last Form 1O-QSB, and its proxy statement dated April 10, 1997, and have had an opportunity to ask questions of and receive answers from management of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense relating to the Company's business, financial condition and results of operation, although the Company has made no representation or warranty except as expressly contained herein.

     4. I understand that all certification evidencing the Shares will bear legend substantially in the following form:

     "The Securities represented by this certificate have not been registered under the Securities Act of 19337 as amended (the "Act"), or qualified under any state securities law. These securities may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the securities under the Act and qualified under any applicable state securities law, or unless an opinion of counsel acceptable to counsel to the Company, and other assurances satisfactory to the Company, have been delivered to the Company prior to the transaction to the effect that registration and qualification is not required."

     5. I have consulted with the and legal counsel selected by the undersigned, and with such financial advisors, who have reviewed the merits of an investment in the Shares. The undersigned, together with such persons, has sufficient knowledge and experience in business and financial matters to evaluate the meets of the risks of an investment in the Shares, and the undersigned, fully aware of the risks involved, has determined that an investment in the Shares is consistent with the undersigned's investment objectives. The undesigned is relying solely o~ e undersigned's own tax advisors with respect to the tax factors relating to an investment in the Shares.

     6. I understand that 10% of my loan proceeds to the (Company will be used to pay sales commissions to Andrew, Alexander Wise and Company, Incorporated
(hereinafter "AAWC") ~ connection with this transaction. In addition, I understand that AAWC shall be allocated an additional 3% of my loan proceeds as and for a non-accountable expense allowance.

     7. I hereby agree as follows:

     (a) If the undersign, or any subsequent holder, desires to transfer any of the Shares, the undersigned must give to the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Unless registered and qualified as provided herein, such transfer may be made only either (i) upon publication by Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to the Commission, or (ii) upon receipt by the Company of an opinion of counsel acceptable to counsel to the Company, in either case to the effect that the proposed transfer will not violate the provisions of the Act, the Securities Exchanges Act of 1934, as amended any state securities laws, or the rules and regulations promulgated under any such acts or laws.

     (b) Prior to any such proposed transfer, and as a condition thereto, if such offer is not made pursuant to our effective registration statement under the Act, the undersigned, or any subsequent holder, will, if requested by the
Company, deliver to the Company (i) and investment letter setting forth investment representations of the proposed transferee and such proposed transferee's covenant to comply with the transfer provisions set forth in this
Section 7 and elsewhere in this Agreement, signed by the proposed transferee, and (ii) an agreement by the transferee to indemnify the Company to the same extent as set forth in Section 7 (c) hereof.

     (c) The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representation and warranties contained herein, and the undersigned hereby agrees to indemnify and hold harmless the

Company and its agents and representatives and each of their heirs, legal representative, successors and assigns from and against any and all loss, damage or liability (including without limitation all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of the undersigned contained in, or any other breach of, this letter agreement, (ii) any transfer of any of the Shares in violation of the Act, the Securities and Exchange Act of 1934, as amended, any state securities laws, or the rules and regulation promulgated under any of such acts or laws, (iii) any transfer of any to the Shares not in accordance herewith or (iv) any undue statement or omission to state any material fact in connection with the investment representation or with respect to the facts and representations supplied by the undersigned to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

     (d) The Company may place a stop order with its transfer agent and registrar, if any, with respect to any of the Shares or any certificates unto which such Shares are exchanged.

     (e) Notwithstanding the above, the Company will use cause a registration statement under the Securities Act covering the Common Stock (the "Registration Statement") to be filed with the Commission upon the first to occur of (i) December 31, 1997; or (ii) concurrently with the final closing date for the Secondary Offering and will use its Best Efforts to cause such Registration Statement to become effective as soon as practicable. All expenses of the Registration Statement including, but not limited to, legal, accounting, printing and other related fees will be done by the Company.

     8. In conjunction with the investment referred to in this Investment Representation Letter and Agreement, by its execution of the acceptance and agreement below, Company agrees as follows:

     (a) Upon funding and proper documentation of the loan which serves as consideration for the issuance of the Shares, the Company agrees to issue to the undersigned investor for no additional consideration one (1) share of its common stock for each five dollars ($5.00) lent to the Company by the undersigned investor.

     (b) The Company will offer not more than $750,000 of aggregated loans on a Best Efforts Basis only.

                                      Very truly yours,

                                      World Spirit Inc.
                                      -----------------------------------------
                                       Investor


                                       ----------------------------------------
                                       Name (Please Type or Print)
                                       By: President


Accepted and agreed to:
Dated: June  , 1997
ProtoSource Corporation, a California corporation

By:
Name:  Raymond Meyers
Title:  Chief Executive Officer

                                PROMISSORY NOTE

$250,000                                                     New York, New York
---------

                                                                   June 16, 1997
                                                                   -------------
                                                                   Date

A.  GENERAL; TERMS OF PAYMENT; USE OF PROCEEDS; PREPAYMENT

     1. FOR VALUE RECEIVED, the undersigned, ProtoSource Corporation, a corporation organized under the laws of the State of California (the"Borrower"), hereby promises to pay to the order of WORLD SPIRIT INC.(the "Lender"), at the offices of Andrew, Alexander, Wise & Company, Incorporated hereinafter "AAWC") at 17 State Street, New York, New York 10004 the principal sum of $250,000 on the first to occur of the following; (i) upon the closing of a public or private offering of securities of the Borrower for at least $1,000,000 (the "Closing"); or (ii) fifteen months from the date hereof.

     The Borrower will pay interest on the unpaid principal amount hereof at the rate of 12 per cent per annum computed on the basis of a 360-day year, at maturity (whether by acceleration or otherwise).

     The loan proceeds shall be used as bridge financing until the occurrence of the Closing.

     2. PREPAYMENT. The Borrower shall have the right to prepay this Note in whole or in part at any time without penalty or premium.

B.  EVENTS OF DEFAULT; REMEDIES

     1. If any of the following events shall occur and be continuing (each an "Event of Default") (a) the Borrower fails to make any payment when due under the Note; (b) the Borrower shall default in the performance or observance of any covenant or agreement contained herein or any agreement between the Borrower and the Lender; (c) the Borrower sells, agrees to sell, leases, agrees to lease to a third party all or substantially all of its assets or stock; (d) the Borrower terminates its business operations; (e) any representation or warranty made by or on behalf of the Borrower in this Note or in any other certificate, agreement, instrument or statement delivered to the Lender by or on behalf of the borrower shall at any time prove to have been incorrect when made in any material respect; (f) the Borrower shall default in the payment of principal or interest on any indebtedness for borrowed money including without limitation, any portion of the Credit (as such term is defined below) of which this loan forms a part, or shall default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof; (g) any change in the condition or affairs (financial or otherwise) of the Borrower shall occur which, in the opinion of the Lender, increases its risk with respect to the loan evidenced by this Note; (h) any judgement against the Borrower or any attachment, levy, or execution against any of there properties for any amount shall remain unpaid or shall not be released, discharged dismissed, stayed or fully bonded for a period of thirty (30) days or more after its entry, issue or levy, as the case may be; (i) the Borrower shall become insolvent or be unable or admit in writing its inability, to pay its debts as they mature; or (j) the Borrower shell make an assignment for the benefit of creditors or a trustee, receiver or liquidator shall be appointed for the Borrower or for any of their property, or the commencement of any proceeding by the Borrower under any bankruptcy, reorganization arrangement of debt insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or the commencement of any such proceeding without the consent of the Borrower and such proceeding shall continue undischarged for a period of 30 days. Then, the Lender may declare the entire unpaid principal amount of this Note and all interest and fees accrued and unpaid hereon to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable by the Borrower.

     2. In case any one or more Event(s) of Default hereunder or under any related document shall happen and be continuing, Lender may proceed to protect and enforce Lender's rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, condition, or agreement contained in this Note, or in aid of the exercise of any power granted in this Note to enforce any other legal or equitable right of Lender. After an Event of Default, Borrower shall pay to Lender immediately upon written demand therefore any amounts reasonably expended or incurred by Lender in collecting any amount due hereunder including, without limitation, attorneys fees and costs, whether or not any legal action is instituted in connection therewith.

C.  MISCELLANEOUS

     1. Amendments. No amendment, modification or waiver of any provision of this Note nor consent to any departure by the Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

     2. Constructions. This Note shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with the laws of said State.

     3. Successors and Assigns. This Note shall be binding upon the Borrower and its heirs, legal representatives, successors and assigns, and the terms hereof shall inure to the benefit of the Lender and its successors and assigns, including subsequent borders thereof.

     4. Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or enforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

     5. No Waiver: Remedies Cumulative. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right hereunder preclude any other or further exercise thereof or the exercise of any other right Borrower hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands, except as expressly set forth herein. Borrower also hereby waives the right to trial by jury in any litigation related to this Note. written.

     6. Costs and Expenses. The Borrower shall reimburse the Lender of all costs and expenses incurred by it and shall pay the reasonable fees and disbursements of counsel to the Lender connection with the enforcement of the Lenders rights hereunder. The Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note) incurred in connection with the execution and delivery of this Note.

     7. Series of Notes. This, Note is one of a series of notes executed by the Borrower in connection with the extension of credit made by various creditors (together the "Creditor") in the aggregate principal amount up to $750,000 (the "Credit~). In consideration of the extension of the Credit, each Creditor shall receive shares of the Common stock in proportion to the amount of the Credit which is extended by such Creditor; the aggregate number of shares of Common Stock of the Borrower shall be up to 150,000 shares.

     IN WITNESS WHEREOF, Borrower has executed this Note on the day and year first above



                                     ProtoSource Corporation

                                     By:
                                        ---------------------------------------

                                     Name:  Raymond Meyers
                                     Title:  Chief Executive Officer

                         REGISTRATION RIGHTS AGREEMENT

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Stockholders are the purchasers of am aggregate of 150,000 shares of Common Stock of the Company (the "Shares") issued in connection with interim financing on this date of the Company in an aggregate amount not to exceed $750,000 (the "Bridge Financing"), and

     WHEREAS, the Company and the Stockholders desire that certain terms and provisions be applicable to the Shares hereinafter referred to as Registrable Securities") held by the Stockholders;

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     Section 1. Registration Rights. The Company covenants and agrees with the Stockholders that the Company will file with the Securities and Exchange Commission ("SEC") a Registration Statement, (the "Registration Statement") a post-effective amendment to an existing Registration Statement (the "Amendment") or a Regulation A Offering Statement (an "Offering Statement") under the Securities Act of 1933, as amended (the "Act"), registering or qualifying the Registrable Securities for sale concurrently with the proposed Secondary Public Offering of the Company's Securities (the "Secondary Offering) to be placed by Andrew Alexander Wise & Company, Incorporated (the "Placement Agent") or if such Secondary Offering is not completed by December 31, 1997. The Company will use its best efforts, through its officers, directors, auditors md counsel in all matters necessary or advisable, to cause to become effective such Registration Statement as promptly as practicable, and, for a period of one year hereafter, to reflect in the Amendment, Registration Statement or Offering Statement, financial statements which are prepared in accordance with Section 10(a)(3) of the Act and any facts or events arising that, individually, or in the aggregate, represent a fundamental and/or material change in the information set forth in the Amendment, Registration Statement or Offering Statement to enable any Stockholder of the Registrable Securities to sell such Registrable Securities during said two-year period.

     Section 2. Piggyback Registration Rights. The Company covenants and agrees with the Stockholders and any other holders of the Registrable securities that if, at anytime within the period commencing from the date hereof, and ending five (5) years thereafter, it proposes to file a Registration Statement, Amendment or Offering Statement, as the case may be (collectively, a "Registration Statement") with respect to any class of security (other than pursuant to a Registration Statement on Forms S-4 or S-8 or any successor form) under the Act in a primary registration on behalf of the Company and for in a secondary registration on behalf of holders of securities, and the Registration Statement to be used may be used for registration of the Registrable Securities, the Company will give written notice to the holders of the Registrable Securities at least thirty (30) days prior to the filing of such Registration Statement at the addresses appearing on the records of the Company of its intention to file a Registration Statement, and will offer to include in such

Registration Statement, all or any portion of the Shares, and limited, in the case of a Regulation A offering, the amount of the available exemption. The offer to include the Shares is limited by subparagraphs (a) and (b) of this
Section 2. In any event, the maximum number of Registrable Securities which shall be registered shall not exceed that number for which the Company has received written requests for inclusion therein within fifteen (15) days after the giving of notice by the Company The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to cause to become effective such Registration Statement as promptly as practicable. All registrations requested pursuant to this Section 2 are referred to herein as "Piggyback Registrations." All Piggyback Registrations pursuant to this Section 2 will be made solely at the Company's expense, except for the Stockholders' co~el fees and sales commissions incurred if the Registrable Securities be sold.

     (a) Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the Company and the underwriter so requests, the Company and such holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company, such holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company md such holder of Registrable Securities and such other terms and provisions as are customarily contained in underwriting agreement with respect to secondary distributors, including, without limitation, indemnities substantially to the effect and to the extent provided Section 8. Furthermore, if the underwriter(s) for the offering being registered by the Company shall determine ln good faith and advise the company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company (such opinion to state the reasons therefor). then the Company will promptly furnish the holders of the Registrable Securities with a copy of such opinion and the Company will include in such registration (1) first, the securities that the Company proposes to sell and (ii) second, the Registrable Securities requested to be included in such registration, apportioned and pro rata among the holders of the Registrable Securities, but in any event not less than 50% of the Shares? and (iii) third, securities of the holders of other securities requesting registration.

     (b) Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Company and the underwriter(s) for the offering being registered by the Company advise the Company in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company (such opinion to state the reasons therefor). then the Company will promptly furnish the holders of the Registrable Securities with a copy of such opinion and the Company will include in such registration (1) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration above, pro rata, among all such holders on the basis of the number of shares requested to be included by each such holder, but in any event not less than 50% of the Registrable Securities and (ii) second, other securities requested to be included in such registration.

Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Company in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the holders of the Registrable Securities shall delay their offering and sale for such period ending on the earliest of (i) 90 days following the effective date of the Company's registration Statement, (ii) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (iii) such date as the Company, managing underwriter and holders of Registrable Securities shall otherwise agree. In the event of such delay, the Company shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 120 days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter, and the Stockholder's. Notwithstanding the foregoing, the Company shall not be required to file a registration statement to include Shares pursuant to this Section 2 if an opinion of independent counsel for the Stockholders, that all of the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act shall have been delivered to counsel for the Company.

     Section 3. Other Registration Rights. In addition to the rights above provided, the Company will cooperate with the then Stockholders in preparing and signing any Registration Statement, in addition to the Registration Statements and Offering Statements discussed above, required In order to sell or transfer the Registrable Securities and will supply all information required therefor, but such additional Registration Statement shall be at the then Holders' cost and expense; provided, however, that if the Company elects to register and qualify additional shares of Common Shares, the cost and expenses of such Registration Statement will be pro-rated, between the Company and the Holders of the Registrable Securities according to the aggregate sales price of the securities being registered.

     Section 4. Certain Understandings. The Stockholders understand that the Company makes no representations of any kind concerning its intent or ability to offer or sell any of the Registrable Securities in a public offering or otherwise and that its sole rights to have the Registrable Securities registered under the Act are contained in this Agreement. So long as there are Registrable Securities outstanding and the Company is subject to the reporting requirements of the Act and the Securities E;exchange Act of 1934 (the "Exchange Act"), the Company will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC hereunder, and will take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable the holders of Registrable Securities without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to tune, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the holders of Registrable Securities, the Company will deliver to the holders of Registrable Securities a written statement as to whether it has complied with such information requirements.

     Section 5. Company Obligations. In connection with the registration of the Registrable Securities pursuant to this agreement, the Company shall:

     (a) furnish to the holders of the Registrable Securities and to the underwriter(s), if any, thereof such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such holders and underwriters may request in order to facilitate the public offering of such securities;

     (b) use its best efforts to register or qualify the Registrable Securities under state securities laws of the jurisdictions which the holders thereof may reasonably request in writing within 20 days following the original filing of such Registration Statement, and do any and all other acts and things which may be necessary or advisable to enable the holders of Registrable Securities to consummate the disposition of Registrable Securities in such jurisdictions except that the Company shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

     (c) notify the holders of the Registrable Securities promptly when such Registration Statement has become effective or a supplement to my prospectus forming a part of such Registration Statement has been filed; and

     (d) advise the holders of the Registrable Securities, promptly after it shall.receive notice or obtain knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement, or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     (e) prepare and file with the SEC such amendments and supplements to such Registration Statement, and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such Registration Statement, until the earlier of (a) such time as all of such Registrable Securities and securities have been disposed of in accordance with the intended methods of disposition by seller or sellers thereof set forth in such Registration Statement, or (b) the expiration of 90 days after such Registration Statement becomes effective,

     (f) furnish to the holders of the Registrable Securities a signed counterpart, addressed to the holders of the Registrable Securities, of (a) an opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing of such underwritten public offering), and (b) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the holders of the Registrable Securities may reasonably request;

     (g) promptly notify the holders of the Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of my event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact re~red to be stated therein or necessary to malice the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the holders of the Registrable Securities prepare and furnish to the holders of the Registrable Securities such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities of securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made,

     (h) in connection with the preparation and filing of the Registration Statement registering Registrable Securities under the Act, the Company will give the holders of Registrable Securities and their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary, in the opinion of the holders of Registrable Securities, or their counsel, to conduct a reasonable investigation within the meaning of the Act.


     (i) otherwise use of all of its or their reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of the Section ii(a) of the Act; and

     (j) provide and cause to be maintained a transfer agent and registrant for such Registrable Securities from and after a date not later than the effective date of such registration statement.

     Section 6. Expenses. The Company will bear all expenses attendant to registering the Registrable Securities, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses and the fees and disbursements of counsel for the Company and its independent public accountants, including the expenses of "cold comfort" letters and expenses any special audits required by or incident to such performance and compliance, premiums and other costs of policies of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers and sellers of securities, but excluding underwriting discounts and commissions, if any, applicable to the sale of such securities. Furthermore, the Company shall not be required to pay the fees an disbursements of counsel and accountants for any holder of Registrable Securities or other expenses incurred by any holder of Registrable Securities or other expenses incurred by any holder thereof that are not customarily paid by an issuer in response to the exercise of registration rights.

     Section 7. Indemnification and Contribution. The Stockholders understand that indemnification and contribution provisions such as the following are customarily included in an underwriting agreement and agree that they will enter into an agreement containing~ such provisions or provisions substantially similar thereto as a condition precedent to the registration by the Company of any of their Registrable Securities:

     (s) The Company will indemnify and hold harmless each holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Act) for such holder, each officer, director, employee, agent and counsel, if any, of each such holder and underwriter, and each person, if any' who controls such holder or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act (each, a "person who controls" or a "controlling person"), from and against, any and all loss, claim, damage, liability, costs and expense (including, without limitation, reasonable legal expenses) to which such holder or any such underwriter, officer, director, employee, agent, counsel of controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by or on behalf of such holder, underwriter, officer, director, employee, agent, counsel or controlling person in writing specifically for use in the preparation thereof.

     (b) Each holder of Registrable Securities included in a registration pursuant to the provisions of this Agreement will indemnify and hold harmless the Company, any underwriter, each officer, director, employee, agent, counsel of and each person who controls the Company or such underwriter from and against, any and all losses, damages, liabilities, costs or expenses to which the Company or such officer, director' employee, agent, counsel or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement of alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements thereon, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf or such holder specifically for use in the preparation thereof,

     (c) Promptly after receipt by an indemnified party pursuant to the provisions of Section 7(a) or (b) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, shall indemnified part will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subparagraph (a) or
     (b), promptly notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 7(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, provided, however, that any holder of Registrable Securities shall not be required to contribute in an amount greater than the dollar amount of the proceeds received by such holder of Registrable Securities with respect to the sale of any securities. The amount paid or payable by a party as a result of the losses, claims, dan~ages and liabilities referred to above shall be deemed to include, subject to the limitations set for~ in this Section 7(d). any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which, does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of a fraudulent misrepresentation (within the meaning of Section 1 l(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation

     Section 8. No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into amy agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities, this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into or become a party to nor is it bound by any agreement with respect to its securities granting any registration rights to any person, except as set forth in or as contemplated by the Merger Agreement. The rights granted to the holders of the securities of the Company under any other agreements.

Section 9.  Miscellaneous.

     (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand, against written receipt, or mailed by registered or certified mail, ret~n receipt requested, postage prepaid, to the Stockholders at their respective address appearing on the records of the Company and to the Company at its address set forth above. Notices shall be deemed given on the date of receipt or, if mailed, three business days after ma~ling, except notices of change of address, which shall be deemed given when received.

     (b) Notwithstanding the place where this Agreement may be executed by the Stockholders or the Company, they agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflict of laws.

     (c)  This  Agreement   constitutes   the  entire   agreement   between  the
     Stockholders and the Company with respect to the subject matter hereof and may be amended only by writing executed by each of them.

     (d) This Agreement shall be binding upon and inure to the benefit of each of the Stockholder' and the Company and their respective heirs, legal representatives, successors and assigns.

     (e) The Stockholders and the Company each hereby submit to the non-exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts located in the Southern District of New York with respect to any action or legal proceeding commenced by either of them with respect to this Agreement or to the Registrable Securities. Each of them irrevocably waives any objection they now have or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting ~e fact that such courts an inconvenient forum and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above or below or at such other address as either of them shall furnish in writing to the other.

     (f) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     (g) The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     (h) The waiver by either the Stockholders or the Company of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach or any provision of this Agreement.

     (i) The Stockholders and the Company agree to execute and deliver all further documents, agreements and instruments and to take such other further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     (j) This Agreement may be executed by one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     (k) References in this Agreement to the pronouns "him," "he" and "his" are not intended to convey the masculine gender alone and are employed in a generic sense and apply equally to the feminine gender or to an entity.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date firrt written above.

                                      ProtoSource Corporation

                                      By:
                                          -------------------------------------
                                          Name: Raymond Meyers
                                          Title: Chief Executive Officer


-------------------------------           -------------------------------------



WORLD SPIRIT INC.
-------------------------------           -------------------------------------
By Its President